UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2010

TRI-CONTINENTAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND	811-00266	13-5441850
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)
901 MARQUETTE AVENUE SOUTH,
SUITE 2810
MINNEAPOLIS, MINNESOTA 55402-3268
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE 1-800-221-2450
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD DISCLOSURE
Item 7.01 Regulation FD Disclosure.
Registrant is furnishing as Exhibit 99.1 the attached Press Release dated January 14, 2010 for Tri-Continental Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-CONTINENTAL CORPORATION
Date: January 14, 2010
	By:	/s/ Paul B. Goucher
Paul B. Goucher
Assistant Secretary